EXHIBIT 99.1

JUNE 6, 2014 – FOR IMMEDIATE RELEASE

A-MARK PRECIOUS METALS, INC. ANNOUNCES FINAL CLOSING OF PURCHASE OF A-MARK STOCK HELD BY AFINSA

IRVINE, Calif., June 6, 2014 (BUSINESSWIRE) – A-Mark Precious Metals, Inc. (NASDAQ:AMRK) (“A-Mark” or the “Company”), a full service precious metals trading company, announced today that on June 4, 2014 it closed the purchase of all shares of A-Mark common stock held by Afinsa Bienes Tangibles, S.A. En Liquidacion (“Afinsa”) and Auctentia, S.L. (“Auctenia”) pursuant to the Purchase Agreement dated February 26, 2014 with Afinsa, Auctentia and Spectrum Group International, Inc., as amended by Amendment No. 1 to the Purchase Agreement dated June 4, 2014. At the closing, A-Mark purchased 5,520 shares of A-Mark common stock from Afinsa and 373,513 shares of A-Mark common stock from Auctentia for an aggregate purchase price of $2,198,395.83, plus interest from February 26, 2014 at the rate of 4% per annum. Afinsa and Auctentia no longer hold any shares of A-Mark common stock. The shares of A-Mark common stock purchased by the Company under the Purchase Agreement will be returned to the status of authorized but unissued shares.
About A-Mark Precious Metals
A-Mark Precious Metals, Inc. is a full-service precious metals trading company and an official distributor for many government mints throughout the world. The company offers gold, silver, platinum and palladium in the form of bars, plates, powder, wafers, grain, ingots and coins. Its Industrial unit services manufacturers and fabricators of products utilizing or incorporating precious metals, while its Coin & Bar unit deals in over 200 coin and bar products in a variety of weights, shapes and sizes for distribution to dealers and other qualified purchasers. The company operates trading centers in Santa Monica, California, and Vienna, Austria, for buying and selling precious metals.
In addition to wholesale and trading activity, A-Mark offers customers a variety of services, including financing, consignment and various customized financial programs. As a U.S. Mint-authorized purchaser of gold, silver and platinum coins, A-Mark purchases bullion products directly from the U.S. Mint for sale to customers. A-Mark also has distributorships with other sovereign mints, including in Australia, Austria, Canada, China, Mexico and South Africa. Customers of A-Mark include mints, manufacturers and fabricators, refiners, coin and metal dealers, banks and other financial institutions, jewelers, investors and collectors. For more information about A-Mark Precious Metals, visit www.amark.com.
Through its subsidiary Collateral Finance Corporation, a licensed California Finance Lender, the company offers loans collateralized by numismatic and semi-numismatic coins and bullion to coin and metal dealers, investors and collectors. Through its Transcontinental Depository Services subsidiary, it offers a variety of managed storage options for precious metals products to financial institutions, dealers, investors and collectors around the world.
Important Causations Regarding Forward-Looking Statements
Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ are identified in the company's public filings with the Securities and Exchange Commission (SEC). More information about factors that could affect the company's business and financial results are included in its public filings with the SEC, which are available on the SEC's website at www.sec.gov.

The words "should," "believe," "estimate," "expect," "intend," "anticipate," "foresee," "plan" and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Additionally, any statements related to future improved performance and estimates of revenues and earnings per share are forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Company Contact:
A-Mark Precious Metals, Inc.
Thor Gjerdrum, EVP & COO
310-587-1414
thor@amark.com
or
Investor Relations Contact:
Liolios Group, Inc.
Matt Glover or Michael Koehler
949-574-3860
AMRK@liolios.com

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